UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2003
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                             FORGENT NETWORKS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-20008                 74-2415696
         --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                   108 Wild Basin Road
                      Austin, Texas                              78746
                      -------------                              -----
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (512) 437-2700
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Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit to this Current Report on Form 8-K is not being filed, but is being furnished pursuant to Item 9 below in accordance with Item 601 of Regulation S-K:

                  99.1     Press Release dated May 29, 2003


Item 9. Regulation FD Disclosure.

         In accordance with SEC Release No. 33-8216, the following information (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item
9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         On May 29, 2003, the registrant announced its financial results for the quarter ended April 30, 2003 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 29, 2003.


                                        FORGENT NETWORKS, INC.


                                        By:  /s/ Richard N. Snyder
                                           -----------------------------------
                                           Richard N. Snyder
                                           Chief Executive Officer





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                                INDEX TO EXHIBITS



Exhibit No.            Exhibit

99.1                   Press Release